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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 17, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)



                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (C) Exhibits

        Exhibit No.      Description
        -----------      -----------

           10.1 Agreement and Amendment to Credit Agreement dated as of June 30, 2004 among the financial institutions party to the Credit Agreement, as such term is hereinafter defined; Integrated Electrical Services, Inc., the Borrower; and Bank One, NA, as administrative agent.

           99.1          Press Release dated August 13, 2004

           99.2          Press Release dated August 17, 2004



ITEM 9.  REGULATION FD DISCLOSURE

On August 13, 2004 Integrated Electrical Services, Inc. obtained an amendment, with an effective date of June 30, 2004, to the $125.0 million revolving credit facility and $50.0 million term loan led by Bank One, NA (the Amendment). The Amendment is attached as an exhibit hereto.

On August 13, 2004 Integrated Electrical Services, Inc. issued a press release announcing a delay in filing its Form 10-Q for the fiscal third quarter ended June 30, 2004 among other items. The press release is attached as an exhibit hereto.

On August 17, 2004 Integrated Electrical Services, Inc. issued a press release announcing a conference call scheduled for August 18, 2004 to discuss recent events. The press release is attached as an exhibit hereto.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTEGRATED ELECTRICAL SERVICES, INC.




                                        By: /s/ Jeffrey A. Pugh
                                            ------------------------------------
                                            Jeffrey A. Pugh
                                            Senior Vice President and
                                            Chief Financial Officer


Dated: August 17, 2004



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                                  EXHIBIT INDEX

        Exhibit No.      Description
        -----------      -----------
           10.1          Agreement and Amendment to Credit Agreement dated as of
                         June 30, 2004 among the financial institutions party to
                         the Credit Agreement, as such term is hereinafter
                         defined; Integrated Electrical Services, Inc., the
                         Borrower; and Bank One, NA, as administrative agent.

           99.1          Press Release dated August 13, 2004

           99.2          Press Release dated August 17, 2004